EXHIBIT 32.1

ORION DIVERSIFIED TECHNOLOGIES, INC
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Orion Diversified Technologies, Inc. on Form 10-KSB for the fiscal year ended April 30, 2005, as filed with the Securities and Exchange Commission on August 18, 2005 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Orion Diversified Technologies, Inc.

Date: August 18, 2005

/s/ Irwin Pearl________
Chief Executive Officer

Date: August 18, 2005

/s/ Irwin Pearl________
Chief Financial Officer